UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________

FORM 8-K
_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 27, 2019

Medley Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36638	47-1130638
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

280 Park Avenue, 6th Floor East, New York, NY 10017
(Address of principal executive offices) (Zip Code)

(212) 759-0777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this report is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

The 2019 annual meeting of stockholders (the “2019 Annual Meeting”) of Medley Management Inc. (the “Company”) has been scheduled for May 22, 2019. If the Company’s proposed acquisition by Sierra Income Corporation (“Sierra”) and Sierra’s concurrent merger with Medley Capital Corporation close prior to the date of the 2019 Annual Meeting, the 2019 Annual Meeting will not be held.

The Company did not hold an annual meeting of stockholders (or file a proxy statement for an annual meeting of stockholders) in 2018. As a result, the Company is setting forth in this Current Report on Form 8-K the deadlines for stockholders to submit proposals and nominations of directors for the 2019 Annual Meeting.

In order to present any business or proposal at the 2019 Annual Meeting (not for inclusion in the Company’s proxy statement), including the nomination of a director, a timely notice by the Company’s stockholders must be delivered not later than the close of business on April 15, 2019. The notice must include all of the information required by the Company’s Amended and Restated By-Laws.

Stockholder proposals intended to be presented at the 2019 Annual Meeting must be received no later than the close of business on April 15, 2019 (which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials) in order to be considered for inclusion in the proxy statement relating to the 2019 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such proposals must also comply with the applicable form and substance requirements of Rule 14a-8 of the Exchange Act if such proposals are to be included in the proxy statement and form of proxy.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY MANAGEMENT INC.

By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

Date: April 2, 2019